                                                                    EXHIBIT 99.4

                                eMACHINES, INC.

                     WAYNE R. INOUYE EMPLOYMENT AGREEMENT

     This Agreement is entered into as of February 23, 2001 by and between eMachines, Inc. (the "Company"), and Wayne R. Inouye (the "Executive").

     WHEREAS, the Company desires to retain Executive in the capacity of President & Chief Executive Officer of the Company for a period of two (2) years and then as Special Advisor for one year thereafter, and Executive desires to accept such employment; and

     WHEREAS, the parties desire and agree to enter into an employment relationship by means of this Agreement;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and among the parties as follows:

     1.   Title and Duties.
          ----------------

          (a) President and CEO.  As of the Effective Date and during the CEO
              -----------------
Term, Executive will serve as President and Chief Executive Officer of the Company. Executive will render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Company's Board of Directors (the "Board"). During the CEO Term, Executive will perform his duties faithfully and to the best of his ability and will devote his full business efforts and time to the Company. For the duration of the CEO Term, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board. During the CEO Term, Executive's compensation shall be as provided in Section 3(a).

          (b) Special Advisor.  At the end of the CEO Term and the beginning of
              ---------------
the Advisory Term, Executive shall resign as President and Chief Executive Officer of the Company and although Executive will remain an employee of the Company, Executive shall relinquish all other officer and director positions with the Company and its affiliates. During the Advisory Term, Executive shall render such business and professional services in the performance of Executive's duties, consistent with Executive's position within the Company, as shall be reasonably assigned by the Board, which such duties shall consist of, among other things, using his best efforts to assist the Company in finding a replacement President and Chief Executive Officer, and helping in the transition of a new President and Chief Executive Officer. During the Advisory Term, Executive's compensation shall be as provided in Section 3(b).

     2.   Term.
          ----

          (a) CEO Term.  Executive's employment as President and Chief Executive
              --------
Officer of the Company pursuant to this Agreement shall commence on March 5, 2001 (the "Effective Date") and shall continue, unless otherwise terminated as provided herein, until March 4, 2003 (the "CEO Term").

          (b) Advisory Term.  Unless this Agreement has terminated earlier,
              -------------
immediately following the CEO Term, Executive shall act as Special Advisor to the Company until the earlier of (i) the date three (3) years from the Effective Date, or (ii) the termination of such services as provided herein (the "Advisory Term") (the CEO Term and the Advisory Term shall collectively be referred to as the "Employment Term").

          (c) Termination by Company.  The Company may terminate Executive's
              ----------------------
employment for "Cause" (as defined herein) prior to the end of the Employment Term by giving Executive thirty (30) days' advance notice in writing. Upon termination of Executive's employment with the Company, Executive's rights under any applicable benefit plans shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(c).

          (d) Disability.  The Company may terminate Executive's service during
              ----------
the Employment Term for Disability by giving Executive thirty (30) days advance notice in writing. For all purposes under this Agreement, "Disability" shall mean that Executive, at the time notice is given, has been unable to substantially perform his duties under this Agreement for a period of not less than six (6) consecutive months as the result of his incapacity due to physical or mental illness. In the event that Executive resumes the performance of substantially all of his duties hereunder before the termination of his employment under this subparagraph (d) becomes effective, the notice of termination shall automatically be deemed to have been revoked. No compensation or benefits will be paid or provided to Executive under this Agreement on account of termination for Disability, or for periods following the date when such a termination of employment is effective. Executive's rights under the benefit plans of the Company shall be determined under the provisions of those plans.

          (e) Termination by Executive.  Executive may terminate his employment
              ------------------------
during the Employment Term for any reason prior to the end of the Employment Term by giving Company sixty (60) days' advance notice in writing ("Executive Termination"). Upon an Executive Termination, Executive shall only be entitled to Executive's rights under any applicable benefit plans, which shall be determined under the provisions of those plans.

          (f) Cause.  For all purposes under this Agreement, "Cause" shall mean
              -----
(i) misappropriation or embezzlement of Company funds or an act of fraud upon the Company made by Executive in connection with Executive's responsibilities as an employee under this Agreement, (ii) Executive's conviction of, or plea of nolo contendere to, a felony, (iii) Executive's gross misconduct in connection
---- ----------
with Executive's responsibilities as an employee under this Agreement, or (iv) Executive's continued failure to comply with directives of the Board. No compensation,

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benefits or other severance will be paid or provided to Executive under this
Agreement on account of a termination for Cause for periods following the date when such a termination of employment is effective. Executive's rights under the benefit plans of the Company in the event of a termination for Cause shall be determined under the provisions of those plans.

          (g)  Death.  Executive's service under this Agreement shall terminate
               -----
in the event of his death. The Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of Executive's death, or for periods following Executive's death. Executive's rights under the benefit plans of the Company in the event of Executive's death shall be determined under the provisions of those plans.

     3.   Compensation.
          ------------

          (a)  CEO Term.
               --------

               (i)     Compensation During the CEO Term. During the CEO Term,
                       --------------------------------
the Company will pay Executive as compensation for his services a base salary at the annualized rate of $480,000 (the "CEO Base Salary"). The CEO Base Salary shall be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholding. If Executive is terminated without Cause during the CEO Term, then Executive shall receive the CEO Base Salary, as then in effect, through March 4, 2003. If Executive is terminated with Cause during the CEO Term, then Executive will receive the Base Salary through the date of termination.

               (ii)    Hiring Bonus. Executive shall receive a payment of
                       ------------
$2,357,850 payable within thirty (30) days after the Effective Date (the "Hiring Bonus"), less applicable withholding taxes. If Executive terminates his employment with the Company for any reason or if the Company terminates Executive's employment with the Company for Cause prior to April 24, 2002, then Executive shall repay to the Company $738,225 of such Hiring Bonus on a pro rata basis which is determined by multiplying such amount by a fraction equal to the number of months remaining between the date of termination and April 24, 2002 (rounded down to the nearest whole month) over the total number of months between the Effective Date and April 24, 2002 (rounded up to the nearest whole month). If Executive's employment is terminated by the Company without Cause, Executive is under no obligation to pay back any portion of the Hiring Bonus.

               (iii)   CEO Option.  At the first meeting of the Board following
                       ----------
Executive's beginning to provide services to the Company under this Agreement, Executive will be granted a stock option to purchase 4,000,000 shares of the Company's Common Stock, subject to adjustment for stock splits, dividends, recombinations, reclassifications and the like, at an exercise price equal to the fair market value of such Common Stock on the date of such Board meeting (the "CEO Option" or the "Option") and, provided that the Company's common stock is traded on a National Securities Exchange or is reported through the Nasdaq National Market or Nasdaq SmallCap Market, the Company shall use its reasonable efforts after such grant is made, within a reasonable time, to register the shares subject to the CEO Option on a Form S-8 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). The Option shall vest as to 50% of the shares subject to the Option on each anniversary from the Effective Date, subject to Executive's continued employment with the Company on each such date. In all other respects, the Option will

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be subject to the terms, definitions and provisions of a stock option agreement by and between Executive and the Company, the form of which is attached hereto as Exhibit A (the "CEO Option Agreement"), to be entered into after the Board
   ---------
meeting in which such option is granted, which such CEO Option Agreement is incorporated herein by reference.

               (iv)    Additional Bonus.
                       ----------------

                       (1) Within thirty (30) days of the Effective Date, the Company shall place $1,000,000 (the "Escrow Amount") in an escrow account (the "Escrow"). The Escrow Amount shall be used to secure payment to Executive of the bonus (the "Bonus") provided for under this Section 3(a)(iv). The Company shall be entitled to (A) all interest earned on the Escrow Amount while it is in the Escrow and (B) any portion of the Escrow Amount not paid to Executive pursuant to this Section 3(a)(iv).

                       (2) The Company shall use the Escrow Amount to pay Executive the Bonus subject to the following conditions:

                           (A) If on the second anniversary of the Effective
Date the Company's common stock either is not traded on a national securities exchange (a "National Securities Exchange") registered under Section 6 of the Securities Exchange Act of 1934, as amended, or is not reported through the Nasdaq National Market or Nasdaq SmallCap Market, then the Company shall, on such date, pay Executive the Bonus in an amount equal to the Escrow Amount; provided, however, that the Bonus shall be reduced by an amount equal to the
--------  -------
product of (x) the number of shares of common stock subject to the CEO Option that the Executive has sold prior to the second anniversary of the Effective Date and (y) the difference between the sales price of such common stock and the per share exercise price of the CEO Option; provided, further, that payment of
                                            --------  -------
the Bonus is subject to Executive's continued employment with the Company on the second anniversary of the Effective Date and that no Bonus shall be paid to Executive pursuant to this Section 3(a)(iv)(2)(A) if a Liquidation Event (as defined below) occurs prior to the second anniversary of the Effective Date.

                           (B) If (i) on the second anniversary of the Effective
Date the Company's common stock is traded on a National Securities Exchange or is reported through the Nasdaq National Market or Nasdaq SmallCap Market and
(ii) the average of the closing prices of the Company's common stock as quoted in the Wall Street Journal (the "Average Closing Price") over the 30-day period ending three days prior to the second anniversary of the Effective Date is less than the Target Price (as defined below), then the Company shall pay Executive the Bonus in an amount equal to the Escrow Amount; provided, however, that if
                                                   --------  -------
the Average Closing Price exceeds the per share exercise price of the CEO Option, the Bonus shall be reduced by an amount equal to the product of (x) the maximum number of shares of common stock subject to the CEO Option that can be sold by Executive on such date under the volume limitations set forth in Rule 144(e) promulgated under the Securities Act, and (y) the difference between the Average Closing Price and the per share exercise price of the CEO Option; provided, further, that the Bonus shall be reduced by an amount equal to the
--------  -------
product of (x) the number of shares of common stock subject to the CEO Option that the Executive has sold prior to the second anniversary of the Effective Date and (y) the difference between the sales price of such common stock and the per share exercise price of the CEO Option; provided, further, that payment of
                                            --------  -------
the Bonus is subject to Executive's continued employment with

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the Company on the second anniversary of the Effective Date and that no Bonus shall be paid to Executive pursuant to this Section 3(a)(iv)(2)(B) if a Liquidation Event occurs prior to the second anniversary of the Effective Date. For purposes of this Section 3(a)(iv), the "Target Price" shall mean an amount equal to the sum of $0.25 and the per share exercise price of the CEO Option. The calculations in this Section 3(a)(iv)(2)(B) shall be proportionately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend, stock distribution, combination or reclassification of the Company's common stock.

                           (C) In the event of a Liquidation Event prior to the
second anniversary of the Effective Date, then Executive shall, on the date of the Liquidation Event, be entitled to receive the Bonus in an amount equal to the Escrow Amount less: (i) an amount equal to the difference between (x) the fair market value of any cash and Liquid Securities that the Executive receives as a result of the Liquidation Event for the CEO Option and the shares of common stock issuable upon the exercise of the CEO Option and (y) the total exercise price paid by Executive, as a result of the Liquidation Event, for the shares of common stock subject to the CEO Option, and (ii) an amount equal to the product of (x) the number of shares of common stock subject to the CEO Option that the Executive has sold prior to the Liquidation Event and (y) the difference between the sales price of such common stock and the per share exercise price of the CEO Option; provided, however, that payment of the Bonus is subject to Executive's
        --------  -------
continued employment with the Company on the date of the Liquidation Event. For purposes of this Section 3(a)(iv), a "Liquidation Event" shall include any event of liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, and shall be deemed to be occasioned by and to include (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), (B) a sale of all or substantially all of the assets of the Company, and (C) the sale of the outstanding capital stock of the Company such that the Company's stockholders of record as constituted immediately prior to such sale will, immediately after such sale, hold less than 50% of the voting power of Company. For purposes of this Section 3(a)(iv), "Liquid Securities" shall include securities traded on a National Securities Exchange or reported through the Nasdaq National Market or Nasdaq SmallCap Market, or other similar non-U.S. stock exchange.

                           (D) In no event shall the Bonus paid under this
Section 3(a)(iv) exceed the Escrow Amount and in no event shall Executive pay the Company any amounts under this Section 3(a)(iv).

          (b)  Advisory Term.
               -------------

                (i)  Compensation During the Advisory Term. During the Advisory
                     -------------------------------------
Term, the Company will pay Executive as compensation for his services a base salary at the annualized rate of $120,000 (the "Special Advisor Base Salary"). The Special Advisor Base Salary will be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual required withholding. If Executive is terminated with Cause during the Advisory Term, then Executive shall receive the Special Advisor Base Salary only through the date of such termination. If Executive is terminated without Cause during the Advisory Term, the Company shall continue to pay the Special Advisor Base Salary until the conclusion of the Advisory Term in accordance with the Company's normal payroll practices and such payment will be subject to any required withholding.

                (ii) Special Advisor Stock Option. At the first meeting of the
                     ----------------------------
Board following Executive's beginning to provide services to the Company under this Agreement, Executive will be granted a stock option to purchase 1,000,000 shares of the Company's Common Stock, subject to adjustment for stock splits, dividends, recombinations, reclassifications and the like, at an exercise price equal to the fair market value of such Common Stock on the date of such Board meeting (the "Special Advisor Option") and, provided that the Company's common stock is traded on a National Securities Exchange or is reported through the Nasdaq National Market or Nasdaq SmallCap Market, the Company shall use its reasonable efforts after such grant is made, within a reasonable time, to register the shares subject to the Special Advisor Option on a Form S-8 Registration Statement under the Securities Act. The Special Advisor Option shall vest as to 100% of the shares subject to the Option on the third (3rd) anniversary from the Effective Date, subject to Executive's continued employment with the Company on such date. In all other respects, the Special Advisor Option will be subject to the terms, definitions and provisions of the stock option agreement, the form of which is attached hereto as Exhibit B (the "Special
                                                   ---------
Advisor Option Agreement"), to be entered into after the Board meeting in which such option is granted (the CEO Option Agreement together with the Special Advisor Option Agreement shall collectively be referred to as the "Option Agreements"), which such Special Advisor Option Agreement is incorporated herein by reference.

     4.   Employee Benefits, Place of Employment and Office.
          -------------------------------------------------

          (a)   Employee Benefits. During the Employment Term, Executive will be
                -----------------
entitled to participate in the employee benefit plans currently and hereafter maintained by the Company of general applicability to other senior executives of the Company, including, without limitation, the Company's group medical, dental, vision, disability, life insurance, and flexible-spending account plans. To bridge the period of time before Executive becomes eligible under the Company's insurance plan, the Company shall pay Executive's COBRA premiums for which Executive properly elected COBRA coverage from his previous employer. The company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

          (b)   Place of Employment and Office. During the CEO Term, Executive's
                ------------------------------
services shall be performed at the Company's principal executive offices. During the Advisory Term, Executive's services may be performed at any location that reasonably allows Executive to carry out his Advisory duties under this Agreement.

     5.   Vacation. Executive will be entitled to paid vacation in accordance
          --------
with the Company's vacation policy generally applicable to all employees of the Company and to a one (1) week vacation during the week of April 2, 2001, as previously planned by Executive. Vacation time shall not accrue past the CEO Term; provided, however, that the Company shall pay Executive the cash equivalent (based upon Executive's CEO Base Salary as then in effect) for all accrued but unused vacation time at the end of the CEO Term. Executive will use his best, good-faith judgment to determine the appropriate timing and duration of each specific vacation, which such timing and duration of each specific vacation shall be reasonable in light of the facts and circumstances relating to the Company's business and Executive's duties and obligations to the Company under this Agreement or otherwise that exist at the time Executive desires to take such a vacation.

     6.   Expenses.  The Company will reimburse Executive for reasonable travel,
          --------
entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

     7.   Non-Solicit.  Executive covenants and agrees with the Company that
          -----------
during his service to the Company and for a period expiring one (1) year after the date of termination of such services, he will not solicit any of the Company's then-current employees to terminate their employment with the Company or to become employed by any firm, company or other business enterprise with which Executive may then be connected.

     8.   Living Expenses/Apartment and Car Expenses.
          ------------------------------------------

          (a) Expenses While Family Resides in Minnesota.  During the CEO Term
              ------------------------------------------
and subject to Executive's continued employment with the Company, the Company shall reimburse Executive for all of Executive's reasonable expenses while his family resides in Edina, Minnesota and Executive resides in Orange County, California. Executive's reasonable expenses shall include, but not be limited to, the cost of commuting to and from work while living in Orange County, living expenses (including rent or equivalent hotel costs for Executive), Executive's meals, use of Company vehicle(s) and weekly air transportation to and from Edina, Minnesota. The air transportation provision shall also include airfare for Executive's wife to travel to and from Orange County, California when Executive chooses not to travel to Edina, Minnesota. In toto, Executive shall
                                                     -------
not be responsible for maintaining or incurring living expenses in Orange County while his family resides in Edina, Minnesota. Executive's family will move to Orange County prior to September 1, 2001. Such reasonable expenses shall be reimbursed within a reasonable time after Executive provides the Company with receipts evidencing such expenses.

          (b) Expenses After Family Relocates to California.  During the CEO
              ---------------------------------------------
Term and after Executive's family relocates to California and subject to Executive's continued employment with the Company, the Company shall reimburse Executive for reasonable expenses incurred by travel to and from Irvine, California and by intermittent living expenses (including rent or equivalent hotel costs) in connection with the performance of his duties hereunder. Such reasonable expenses shall be reimbursed within a reasonable time after Executive provides the Company with receipts evidencing such expenses.

     9.   Moving Expenses.  During the CEO Term, the Company shall reimburse
          ---------------
Executive for all reasonable moving expenses incurred by Executive and his family in their relocation from their current residence in Edina, Minnesota to Orange County, California, and then from Orange County to Santa Cruz, California, not to exceed two moves. Such reasonable expenses shall be reimbursed within a reasonable time after Executive provides the Company with receipts evidencing the costs of each such move. If necessary, the Company will pay for off-site storage of any of Executive's furniture or personal property that cannot be reasonably stored or housed at Executive's Orange County residence until he and his family move to Santa Cruz, California, which such costs shall be considered to be part of the first move from Edina, Minnesota.

     10.  Board Position.  During the CEO Term and subject to Executive's
          --------------
continued employment with the Company, Executive shall be appointed as a Director on the Board, subject to any required stockholder approval.

     11.  Confidential Information.  Executive agrees to enter into the
          ------------------------
Company's standard Employment, Confidential Information and Invention Assignment Agreement (the "Confidentiality Agreement") upon commencing employment hereunder.

     12.  Assignment.  This Agreement will be binding upon and inure to the
          ----------
benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive's right to compensation or other benefits will be null and void.

     13.  Notices.  All notices, requests, demands and other communications
          -------
called for hereunder shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

          If to the Company:

          eMachines, Inc.
          14350 Myford Road, Suite 100
          Irvine, California 92606
          Attn: General Counsel

          If to Executive:

          at the last residential address known by the Company.

     14.  Attorneys' Fees and Costs.  The Company will reimburse Executive for
          -------------------------
reasonable attorneys' fees and costs incurred by Executive in reviewing and revising this Employment Agreement, not to exceed $5,000. The reimbursement by the Company shall occur within thirty (30) days of the Effective Date.

     15.  Severability.  In the event that any provision hereof becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

     16.  Arbitration.
          -----------

          (a) General.  In consideration of Executive's service to the Company,
              -------
its promise to arbitrate all employment related disputes and Executive's receipt of the compensation, pay raises and other benefits paid to Executive by the Company, at present and in the future, Executive agrees that any and all controversies, claims, or disputes with anyone (including the Company and any employee, officer, director, shareholder or benefit plan of the Company in their capacity as such or otherwise) arising out of, relating to, or resulting from Executive's service to the Company under this Agreement or otherwise or the termination of Executive's service with the Company, including any breach of this Agreement, shall be subject to binding arbitration under the Arbitration Rules set forth in California Code of Civil Procedure Section 1280 through 1294.2, including Section 1283.05 (the "Rules") and pursuant to California law. Disputes which Executive agrees to arbitrate, and thereby agrees to waive any right to a trial by jury, include any statutory claims under state or federal law, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act of 1990, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, the California Labor Code, claims of harassment, discrimination or wrongful termination and any statutory claims. Executive further understands that this Agreement to arbitrate also applies to any disputes that the Company may have with Executive.

          (b) Procedure.  Executive agrees that any arbitration will be
              ---------
administered by the American Arbitration Association ("AAA") and that a neutral arbitrator will be selected in a manner consistent with its National Rules for the Resolution of Employment Disputes. The arbitration proceedings will allow for discovery according to the rules set forth in the National Rules for the Resolution of Employment Disputes or California Code of Civil Procedure. Executive agrees that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. Executive agrees that the arbitrator shall issue a written decision on the merits. Executive also agrees that the arbitrator shall have the power to award any remedies, including attorneys' fees and costs, available under applicable law. Executive understands the Company will pay for any administrative or hearing fees charged by the arbitrator or AAA except that Executive shall pay the first $200.00 of any filing fees associated with any arbitration Executive initiates. Executive agrees that the arbitrator shall administer and conduct any arbitration in a manner consistent with the Rules and that to the extent that the AAA's National Rules for the Resolution of Employment Disputes conflict with the Rules, the Rules shall take precedence.

          (c) Remedy.  Except as provided by the Rules, arbitration shall be the
              ------
sole, exclusive and final remedy for any dispute between Executive and the Company. Accordingly, except as provided for by the Rules, neither Executive nor the Company will be permitted to pursue court action regarding claims that are subject to arbitration. Notwithstanding, the arbitrator will not have the authority to disregard or refuse to enforce any lawful Company policy, and the arbitrator shall not order or require the Company to adopt a policy not otherwise required by law which the Company has not adopted.

          (d) Availability of Injunctive Relief.  In addition to the right under
              ---------------------------------
the Rules to petition the court for provisional relief, Executive agrees that any party may also petition the court for injunctive relief where either party alleges or claims a violation of this Agreement or the Confidentiality Agreement or any other agreement regarding trade secrets, confidential information, nonsolicitation or Labor Code (S)2870. In the event either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorneys fees.

          (e) Administrative Relief.  Executive understands that this Agreement
              ---------------------
does not prohibit Executive from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission or the workers' compensation board. This Agreement does, however, preclude Executive from pursuing court action regarding any such claim.

          (f) Voluntary Nature of Agreement.  Executive acknowledges and agrees
              -----------------------------
that Executive is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Executive further acknowledges and agrees that Executive has carefully read this Agreement and that Executive has asked any questions needed for Executive to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Executive is waiving Executive's right to a jury trial. Finally, Executive agrees that Executive has been provided an opportunity to seek the advice of an attorney of Executive's choice before signing this Agreement.

     17.  Integration.  This Agreement, together with any documents incorporated
          -----------
herein by reference, including the Option Agreements and the Confidentiality Agreement, represent the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     18.  Tax Withholding.  All payments made pursuant to this Agreement will be
          ---------------
subject to withholding of applicable taxes.

     19.  Governing Law.  This letter shall be governed by the internal
          -------------
substantive laws, but not the choice of law rules, of the State of California. Executive hereby agrees to exclusive personal jurisdiction and venue in the state and federal courts of the State of California.

     20.  Waiver of Breach.  The Company's waiver of a breach of any provision
          ----------------
of this Agreement by Executive shall not operate or be construed as a waiver of any subsequent breach by Executive. No waiver shall be valid unless made in writing and signed by an authorized officer of the Company.

     21.  Acknowledgment.  Executive acknowledges that he has had the
          --------------
opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

                     [Signatures appear on the next page]

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.

eMACHINES, INC.


By:  /s/ John A. Muskovich                   Date:  2/22/01
     ---------------------------------              ----------------------------


Name:  John A. Muskovich
       -------------------------------

Title:  EVP and CFO
        ------------------------------



WAYNE R. INOUYE


/s/ Wayne R. Inouye                          Date:  2/23/01
--------------------------------------              ----------------------------
Wayne R. Inouye

                                   EXHIBIT A
                                   ---------

                                eMACHINES, INC.

                      STAND-ALONE STOCK OPTION AGREEMENT


I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Wayne R. Inouye

     [Address]
     ------------------

     __________________

     You have been granted a Nonstatutory Stock Option to purchase Common
Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

     Date of Grant                   _______________

     Vesting Commencement Date       _______________

     Exercise Price per Share        $
                                     ---------------

     Total Number of Shares Granted  4,000,000

     Total Exercise Price            $
                                     ---------------

     Term/Expiration Date:           _______________

     Vesting Schedule:
     ----------------

     This Option shall vest and may be exercised, in whole or in part, in accordance with the following schedule:

     50% of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, so that the Option shall be fully vested two (2) years from the Date of Grant, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period
     ------------------

     This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider in accordance with Section 8 of this Agreement. Upon the death or Disability of the Optionee, this Option may be exercised for one year after the Optionee ceases to be a Service Provider in accordance with Sections 9 and 10 of this Agreement. In no event shall this Option be exercised later than the Term/Expiration Date provided.

II.  AGREEMENT
     ---------

     1.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Agreement" means this stock option agreement between the Company
               ---------
and Optionee evidencing the terms and conditions of this Option.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

          (c) "Board" means the Board of Directors of the Company or any
               -----
committee of the Board that has been designated by the Board to administer this Agreement.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Common Stock" means the common stock of the Company.
               ------------

          (f) "Company" means eMachines, Inc., a Delaware corporation.
               -------

          (g) "Consultant" means any person, including an advisor, engaged by
               ----------
the Company or a Parent or Subsidiary to render services to such entity.

          (h) "Director" means a member of the Board.
               --------

          (i) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (j) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (l) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

                    (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                    (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

                    (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (m) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (n) "Notice of Grant" means a written notice, in Part I of this
               ---------------
Agreement, evidencing certain the terms and conditions of this Option grant. The Notice of Grant is part of the Option Agreement.

          (o) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (p) "Option" means this stock option.
               ------

          (q) "Optioned Stock" means the Common Stock subject to this Option.
               --------------

          (r) "Optionee" means the person named in the Notice of Grant or such
               --------
person's successor.

          (s) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (t) "Service Provider" means an Employee, Director or Consultant.
               ----------------

          (u) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of this Agreement.

          (v) "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     2.   Grant of Option.  The Board hereby grants to the Optionee named in the
          ---------------
Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement.

     3.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                         ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          (c) Legal Compliance.  No Shares shall be issued pursuant to the
              ----------------
exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     4.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a cashless exercise program implemented by the Company; or

          (c) surrender of other Shares, provided Shares acquired directly from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     5.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

     7.   Termination of Relationship as a Service Provider.  If the Optionee
          -------------------------------------------------
ceases to be a Service Provider (other than for death or Disability), this Option may be exercised for a period of three (3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8.   Disability of Optionee.  If the Optionee ceases to be a Service
          ----------------------
Provider as a result of the Optionee's Disability, this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     9.   Death of Optionee.  If the Optionee dies while a Service Provider, the
          -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
----------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by this Option, as well as the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed

          (c) Merger or Asset Sale. In the event of a merger of the Company with
              --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11.  Notices.  Any notice to be given to the Company hereunder shall be in
          -------
writing and shall be addressed to the Company. at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

     12.  Withholding Taxes.  Optionee agrees to make appropriate arrangements
          -----------------
with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     13.  Entire Agreement; Governing Law.  This Agreement constitutes the
          -------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     14.  NO GUARANTEE OF CONTINUED SERVICE.  OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUES ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



OPTIONEE                            eMACHINES, INC.

_________________________           _________________________
Signature                           By

_________________________           _________________________
Wayne R. Inouye                     Title

_________________________
Residence Address

_________________________
_________________________

                                   EXHIBIT A
                                   ---------

                                eMACHINES, INC.

                                EXERCISE NOTICE

eMachines, Inc.
14350 Myford Road, Suite 100
Irvine, California 92606

Attention:


     1.   Exercise of Option.  Effective as of today, ________________, 20__,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of eMachines, Inc. (the "Company") under and pursuant to the Stock Option Agreement dated [_____________] (the "Option Agreement"). The purchase price for the Shares shall be [$_______], as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the Option Agreement.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     7.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Board which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

     8.   Entire Agreement; Governing Law.  The Option Agreement is incorporated
          -------------------------------
herein by reference. This Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                               Accepted by:

PURCHASER                                   eMACHINES, INC.

____________________________________        ____________________________________
Signature

____________________________________        ____________________________________

Print Name

____________________________________        14350 Myford Road, Suite 100
Address                                     Irvine, California 92606

____________________________________

____________________________________




                                            Date Received:______________________

                                   EXHIBIT B
                                   ---------

                                eMACHINES, INC.

                      STAND-ALONE STOCK OPTION AGREEMENT


I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Wayne R. Inouye

     [Address]
     ----------------------

     ______________________

     You have been granted a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

     Date of Grant                   _______________

     Vesting Commencement Date       _______________

     Exercise Price per Share        $
                                     ---------------

     Total Number of Shares Granted  1,000,000

     Total Exercise Price            $
                                     ---------------

     Term/Expiration Date:           _______________

     Vesting Schedule:
     ----------------

     This Option shall vest and may be exercised, in whole or in part, in accordance with the following schedule:

     100% of the Shares subject to the Option shall vest three (3) years after the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such date.

     Termination Period
     ------------------

     This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider in accordance with Section 8 of this Agreement. Upon the death or Disability of the Optionee, this Option may be exercised for one year after the Optionee ceases to be a Service Provider in accordance with Sections 9 and 10 of this Agreement. In no event shall this Option be exercised later than the Term/Expiration Date provided.

II.  AGREEMENT
     ---------

     1.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Agreement" means this stock option agreement between the Company
               ---------
and Optionee evidencing the terms and conditions of this Option.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

          (c) "Board" means the Board of Directors of the Company or any
               -----
committee of the Board that has been designated by the Board to administer this Agreement.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Common Stock" means the common stock of the Company.
               ------------

          (f) "Company" means eMachines, Inc., a Delaware corporation.
               -------

          (g) "Consultant" means any person, including an advisor, engaged by
               ----------
the Company or a Parent or Subsidiary to render services to such entity.

          (h) "Director" means a member of the Board.
               --------

          (i) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (j) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (l) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

                    (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                    (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

                    (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (m) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (n) "Notice of Grant" means a written notice, in Part I of this
               ---------------
Agreement, evidencing certain the terms and conditions of this Option grant. The Notice of Grant is part of the Option Agreement.

          (o) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (p) "Option" means this stock option.
               ------

          (q) "Optioned Stock" means the Common Stock subject to this Option.
               --------------

          (r) "Optionee" means the person named in the Notice of Grant or such
               --------
person's successor.

          (s) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (t) "Service Provider" means an Employee, Director or Consultant.
               ----------------

          (u) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of this Agreement.

          (v) "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     2.   Grant of Option.  The Board hereby grants to the Optionee named in the
          ---------------
Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement.

     3.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                         ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          (c) Legal Compliance.  No Shares shall be issued pursuant to the
              ----------------
exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     4.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a cashless exercise program implemented by the Company; or

          (c) surrender of other Shares, provided Shares acquired directly from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     5.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

     7.   Termination of Relationship as a Service Provider.  If the Optionee
          -------------------------------------------------
ceases to be a Service Provider (other than for death or Disability), this Option may be exercised for a period of three (3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8.   Disability of Optionee.  If the Optionee ceases to be a Service
          ----------------------
Provider as a result of the Optionee's Disability, this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     9.   Death of Optionee.  If the Optionee dies while a Service Provider, the
          -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
----------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by this Option, as well as the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed

          (c) Merger or Asset Sale. In the event of a merger of the Company with
              --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11.  Notices.  Any notice to be given to the Company hereunder shall be in
          -------
writing and shall be addressed to the Company. at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

     12.  Withholding Taxes.  Optionee agrees to make appropriate arrangements
          -----------------
with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     13.  Entire Agreement; Governing Law.  This Agreement constitutes the
          -------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     14.  NO GUARANTEE OF CONTINUED SERVICE.  OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUES ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                            eMACHINES, INC.

_________________________           _________________________
Signature                           By

_________________________           _________________________
Wayne R. Inouye                     Title

_________________________
Residence Address
_________________________
_________________________

                                   EXHIBIT A
                                   ---------

                                eMACHINES, INC.

                                EXERCISE NOTICE

eMachines, Inc.
14350 Myford Road, Suite 100
Irvine, California 92606

Attention:


     1.   Exercise of Option.  Effective as of today, ________________, 20__,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of eMachines, Inc. (the "Company") under and pursuant to the Stock Option Agreement dated [_____________] (the "Option Agreement"). The purchase price for the Shares shall be [$_______], as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the Option Agreement.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     7.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Board which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

     8.   Entire Agreement; Governing Law.  The Option Agreement is incorporated
          -------------------------------
herein by reference. This Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                       Accepted by:

PURCHASER                           eMACHINES, INC.

_________________________           ________________________________
Signature

_________________________           ________________________________
Print Name

_________________________           14350 Myford Road, Suite 100
Address                             Irvine, California 92606

_________________________

_________________________



                                    Date Received:__________________

                                      -2-